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                                                                   EXHIBIT 10.70

NOTE: THIS PROMISSORY NOTE SUBSTITUTES AND REPLACES THE ORIGINAL NOTE IN THE AMOUNT OF $1,375,000.00 DATED AUGUST 23, 2001, EXECUTED BY MAKER IN FAVOR OF HOLDER UPON WHICH DOCUMENTARY STAMP TAX WAS PAID AS EVIDENCED BY INSTRUMENT RECORDED IN OFFICIAL RECORDS BOOK 1923 AT PAGE 2502 OF THE PUBLIC RECORDS OF OSCEOLA COUNTY, FLORIDA. DOCUMENTARY STAMP TAX WAS PAID UPON THE FUTURE ADVANCE IN THE AMOUNT OF $9,750,000.00 SIMULTANEOUSLY WITH THE RECORDING OF THE FUTURE ADVANCE, CONSOLIDATION, MODIFICATION AND RATIFICATION OF MORTGAGE AND NOTE AGREEMENT OF EVEN DATE HEREWITH.


                                            NAME: ORIOLE HOMES CORP., A FLORIDA
                                            CORPORATION.

                                            Account No.
                                            ----------------------------------


                          CONSOLIDATED PROMISSORY NOTE
                                 (NON-REVOLVER)

$2,683,702.00                                                   Miami, Florida
                                                            ___________, 2002.

         FOR VALUE RECEIVED, the undersigned Maker promises to pay to the order of Holder, OCEAN BANK, a State Banking Corporation, 780 N.W. 42nd Avenue, Miami, Florida, 33126, the principal sum of TWO MILLION SIX HUNDRED EIGHTY THREE THOUSAND SEVEN HUNDRED TWO AND NO/100 DOLLARS ($2,683,702.00), or so much thereof as may be disbursed, with interest from date at the rate of interest hereinafter specified:

         Monthly payments of interest only at the rate of ONE HALF OF ONE PERCENT (0.50%) PER ANNUM over the prime rate as charged by CITIBANK, N.A., NEW YORK, NEW YORK, BUT IN NO EVENT LESS THAN FIVE AND THREE QUARTERS PERCENT PER ANNUM (5.75%). First payment to commence thirty days from the date hereof and subsequent monthly payments thereafter until eighteen (18) months from the date hereof when the then entire outstanding principal balance together with all accrued and unpaid interest, if any, shall be due and payable. Provided that neither this Note, nor any of its supporting loan documents, are in default, Maker herein shall have the option to extend the maturity date specified herein for an additional six months upon payment to Holder of an extension fee equal to one-quarter of one percent (0.25% of 1%) of the then committed amount. The interest rate in effect on this Note may change as often as daily and an increase in the interest rate will cause an increase in the interest payments.

         Except as otherwise required by law or by the provisions of this Note or any other loan document, payments received by Holder hereunder shall be applied first against expenses and indemnities, next against interest accrued on the loan, and next in reduction of the outstanding principal balance of the loan, except that from and after any default under this Note, Holder may apply such payments in any order of priority determined by Holder in its exclusive judgment.

         If CITIBANK, N.A., NEW YORK, NY, ceases to announce a prime rate, then, in that event, Prime Rate shall mean the rate of interest published in The Wall Street Journal from time to time as the "Prime Rate." If more than one "Prime Rate" is published in The Wall Street Journal for a day, the average of the "Prime Rates" shall be used, and such average shall be rounded up to the nearest one-quarter of one percent (.25%). If The Wall Street Journal ceases to publish the "Prime Rate," Lender shall select an equivalent publication that publishes such "Prime Rate," and if such prime rates are no longer generally published or are limited, regulated or administered by a governmental or quasi-governmental body, then the Lender shall select a comparable interest rate index.

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          Interest will accrue at the rate of l/360th of the annual interest for each day that principal is outstanding, but in no event shall interest be due at a rate in excess of EIGHTEEN PERCENT (18.0%) PER ANNUM.

         If payment is not received by Holder on/or before TEN (10) DAYS after the due date, then the interest rate thereafter will automatically increase to eighteen percent (18.0%) per annum and will remain at said rate until the payments are completely brought up to date and current.

         The Holder hereof shall have the optional right to declare the principal sum disbursed hereunder and all accrued interest thereon to be due and forthwith payable in advance of the maturity date fixed herein upon the failure of the undersigned to pay, when due and failure to cure after ten (10) days written notice to Maker, any one of the installments of interest or, at the option of the Holder, upon the occurrence of any other Event of Default by the undersigned in the Mortgage securing this Note which is not cured within thirty
(30) days written notice. Failure to exercise this option with respect to any failure or breach by the undersigned shall not constitute a waiver of the right as to any subsequent failure or breach.

         This Note may be prepaid in full or in part prior to maturity without premium or penalty.

         This Note and the Mortgage which it secures shall be non-assumable.

         While in default, and after the expiration of any applicable grace period, this Note shall bear interest at the rate of EIGHTEEN PERCENT (18.0%) PER ANNUM.

         In no event shall interest (including any charge or fee held to be interest by a court of competent jurisdiction) accrue to be payable herein in excess of the highest contract rate allowable by law for the time such indebtedness shall be outstanding and unpaid, and if by reason of the acceleration of maturity of such indebtedness or for any other reason, interest in excess of the highest legal rate shall be due or paid, any such excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness such excess shall be paid or refunded to the Maker.

         All parties liable for the payment of this Note agree to pay the Holder hereof a reasonable attorneys' fee for the services of counsel employed after default or demand to collect this Note, or to protect or enforce the security thereof, whether or not suit be brought. Presentment, protest, notice of dishonor and notice of protest of this Note are hereby waived by all parties now or hereafter liable hereon, whether as makers, endorsers, or otherwise.

         This Note is secured by a Mortgage Deed recorded in Official Records Book 1923 at Page 2502 of the Public Records of Osceola County, together with a Construction Loan Agreement and Future Advance, Consolidation, Modification and Ratification of Note and Mortgage Agreement both of even date herewith . This Note and said Deed are being delivered in the State of Florida and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws thereof.

         This Note is being delivered in the State of Florida and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws thereof.

         All of the covenants, conditions, and agreements contained in the Mortgage and any other document evidencing the loan are hereby made a part of this instrument.

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         This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         HOLDER AND MAKER SPECIFICALLY AGREE THAT THEY WAIVE ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO OR SUBSEQUENT TO THE SIGNING OF THIS DOCUMENT.

         HOLDER AND MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTELLIGENTLY WAIVE THE RIGHT EITHER/ANY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS DOCUMENT, AND/OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, AND/OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), LOANS, ACCOUNTS, CONTRACTS, DISCUSSIONS, AND/OR AGREEMENTS OF ANY KIND, AND/OR ACTIONS OF EITHER/ANY PARTY MADE BEFORE, DURING, OR AFTER THE EXECUTION OF THIS DOCUMENT. THIS WAIVER APPLIES IN THE EVENT ANY OTHER PARTIES INSTITUTE, JOIN, OR DEFEND ANY LITIGATION. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER EXTENDING CREDIT TO MAKER. IT IS EXPRESSLY AGREED THAT NO PARTY OR ENTITY HAS REPRESENTED THAT THIS WAIVER WILL NOT BE ENFORCED.

         VENUE AND JURISDICTION SHALL BE IN OSCEOLA COUNTY, FLORIDA, FOR ANY AFFIRMATIVE OR DEFENSIVE LEGAL PROCEEDINGS IN CONNECTION WITH THIS DOCUMENT AND/OR ANY OTHER DOCUMENT SIGNED BY MAKER IN FAVOR OF HOLDER.

                                      ORIOLE HOMES CORP., a Florida corporation.
                                      1690 S. Congress Avenue, Suite 200
                                      Delray Beach, FL 33445


                                       By:
                                          --------------------------------
                                          MARK LEVY, PRESIDENT


                                       Attest:
                                       --------------------------------
                                       JOSEPH PIVINSKI,
                                       VICE PRESIDENT - FINANCE

                               ACKNOWLEDMENT ONLY

STATE OF FLORIDA           :
                                            :
COUNTY OF PALM BEACH       :

                  THE FOREGOING INSTRUMENT was acknowledged before me this _____ day of ________________, 2002, by MARK LEVY AND JOSEPH PIVINSKI, as President and Vice President - Finance, respectively, of ORIOLE HOMES CORP., a Florida corporation, on behalf of the corporation. They have produced Florida driver's licenses as identification and/or are personally known to me.

My Commission Expires:

                                               --------------------------------


                                            PRINT NAME:
                                            -----------------------------------
                                            NOTARY PUBLIC, STATE OF FLORIDA.



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